UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CREDIT SUISSE INSTITUTIONAL FUND, INC. CREDIT SUISSE SMALL CAP GROWTH FUND, INC. CREDIT SUISSE FIXED INCOME FUND CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE FUNDS
CREDIT SUISSE INSTITUTIONAL FUNDS
466 LEXINGTON AVENUE
16th FLOOR
NEW YORK, NEW YORK 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 2006

TO THE SHAREHOLDERS OF

CREDIT SUISSE INSTITUTIONAL FUND, INC.
Credit Suisse Institutional Capital Appreciation Portfolio
Credit Suisse Institutional Large Cap Value Portfolio
Credit Suisse Institutional Investment Grade Fixed Income Portfolio

CREDIT SUISSE SMALL CAP GROWTH FUND, INC.

CREDIT SUISSE FIXED INCOME FUND

CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND, INC.

Please take notice that a Special Meeting of Shareholders (the “Special Meeting”) of the Credit Suisse Institutional Funds, Inc. with respect to the following portfolios:  Credit Suisse Institutional Capital Appreciation Portfolio, Credit Suisse Institutional Large Cap Value Portfolio, and Credit Suisse Institutional Investment Grade Fixed Income Portfolio; Credit Suisse Small Cap Growth Fund, Inc.; Credit Suisse Fixed Income Fund; and Credit Suisse Institutional Fixed Income Fund, Inc. will be held at the offices of Credit Suisse Asset Management, LLC (the “Adviser”), 466 Lexington Avenue, 16th Floor, New York, New York 10017, on November 21, 2006, at [_:00 p.m.], Eastern time.  Each Portfolio listed above and each Fund that does not have separate investment portfolios is referred to as a “Fund” and collectively as the “Funds.”  The following proposals will be voted on at the Special Meeting:

1.                                       To consider and act upon a proposal to approve the applicable Plan of Liquidation, Dissolution and Termination (each, a “Plan”) adopted by the Board of Directors/Trustees of the applicable Fund (each, a “Board”) pursuant to which the Fund will be liquidated, dissolved and terminated; and

2.                                       To transact such other business as may properly come before the Special Meeting.

The Board has determined that a complete liquidation of each Fund is in the best interests of the Funds and their shareholders.  As of August 16, 2006, the Board has concluded that the continued operation of the Funds is not in the best interests of the Funds or their shareholders.

We strongly urge you to approve the applicable Plan at this time.  Subject to receipt of the requisite shareholder approval, shareholders remaining in each Fund will receive a Liquidating Distribution on or about [                  ], 2006.

The proposal is discussed in greater detail in the attached proxy statement.  Holders of record of shares of a Fund as of the close of business on [                  ], 2006 are entitled to vote at the Special Meeting and at any adjournments thereof:

•                  By mail, with the enclosed proxy card;

•                  By telephone, with a toll-free call to the telephone number that appears on your proxy card;

•                  Through the Internet, by using the Internet address that appears on your proxy card and following the instructions on the site;

•                  By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn: Scott Perkins at (781) 356-4987; or

•                  In person at the meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of each Fund’s shares present in person or by proxy at the Special Meeting.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

We encourage you to vote by completing and returning your proxy card by telephone, through the Internet or by fax.  These voting methods will reduce the time and costs associated with the proxy solicitation.  Whichever method you choose, please read the full text of the proxy statement before your vote.

By order of the Boards,

/s/ [J. Kevin Gao]

[J. Kevin Gao
Secretary of
of the Funds]

[                   , 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR SUBMIT YOUR PROXY BY PHONE, THROUGH THE INTERNET OR BY FAX.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith, Jr.
(2) John B. Smith	John B. Smith, Jr., Executor

CREDIT SUISSE INSTITUTIONAL FUND, INC.
Credit Suisse Institutional Capital Appreciation Portfolio
Credit Suisse Institutional Large Cap Value Portfolio
Credit Suisse Institutional Investment Grade Fixed Income Portfolio

CREDIT SUISSE SMALL CAP GROWTH FUND, INC.

CREDIT SUISSE FIXED INCOME FUND

CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND, INC.

466 Lexington Avenue
16th Floor
New York, New York 10017

Proxy Statement for the
Special Meeting of Shareholders
To Be Held on November 21, 2006

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by each Board of Directors/Trustees (the “Board”) of Credit Suisse Institutional Funds, Inc. with respect to the following portfolios:  Credit Suisse Institutional Capital Appreciation Portfolio, Credit Suisse Institutional Large Cap Value Portfolio, and Credit Suisse Institutional Investment Grade Fixed Income Portfolio; Credit Suisse Small Cap Growth Fund, Inc.; Credit Suisse Fixed Income Fund; and Credit Suisse Institutional Fixed Income Fund, Inc. for use at a Special Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), 466 Lexington Avenue, 16th Floor, New York, New York 10017, on November 21, 2006 at [  :00 p.m.], Eastern time, and at any and all adjournments thereof (the “Special Meeting”).  Each Portfolio listed above and each Fund that does not have separate investment portfolios is referred to as a “Fund” and collectively as the “Funds.”

This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about [                    ], 2006 or as soon as practicable thereafter.  Any shareholder giving a proxy has the power to revoke it by mail (addressed to [J. Kevin Gao, Secretary], c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

Credit Suisse’s principal executive office is located at 466 Lexington Avenue, 16th Floor, New York, New York 10017.  Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) serves as principal underwriter of the Funds, and CSAMSI and State Street Bank & Trust Company (“State Street”) serve as co-administrators to the Funds pursuant to separate written agreements with each of the Funds.  CSAMSI’s principal business address is 466 Lexington Avenue, New York, New York 10017.  The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

Each Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.  Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report, upon written request to a Fund at P.O. Box 55030, Boston, Massachusetts 02205-5030, or by calling 1-800-927-2874 or at the Funds’ website at www.credit-suisse.com/us.

Quorum

The table below shows the quorum requirement for each Fund.  A Fund’s shareholders may hold a Special Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the quorum requirement is met for any other Fund.

Name of Fund	Quorum Requirement
1. Credit Suisse Institutional Capital Appreciation Portfolio	Majority of the outstanding shares of capital stock
2. Credit Suisse Institutional Large Cap Value Portfolio	Majority of the outstanding shares of capital stock
3. Credit Suisse Institutional Investment Grade Fixed Income Portfolio	Majority of the outstanding shares of capital stock
4. Credit Suisse Small Cap Growth Fund, Inc.	One-third of the outstanding shares of capital stock
5. Credit Suisse Fixed Income Fund	Majority of the outstanding shares of beneficial interest
6. Credit Suisse Institutional Fixed Income Fund, Inc.	One-third of the outstanding shares of capital stock

In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies to receive the vote necessary for its passage or to obtain a quorum.  Any such adjournment will require the affirmative vote of the holders of a majority of the relevant Fund’s shares present in person or by proxy at the Special Meeting.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for the proposal and will vote against any such adjournment those proxies to be voted against the proposal.  For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present but which have not been voted.  Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.  Accordingly, shareholders are urged to forward their voting instructions promptly.  Abstentions and broker non-votes will have the effect of a vote “against” the proposal for purposes of tabulating votes necessary for the proposal’s approval.

The Board voted to approve a Plan of Liquidation, Dissolution and Termination for each Fund (each, a “Plan”) on August 16, 2006.  Consequently, approval of the proposal to liquidate, dissolve and terminate each Fund as set forth in the applicable Plan adopted by the Board will require the affirmative vote of the majority of each Fund’s outstanding shares entitled to vote without regard to class.    Each proposal to approve a Plan to liquidate, dissolve and terminate an applicable Fund is independent and not contingent on the approval of a Plan to liquidate, dissolve and terminate any other Fund.  With respect to Investment Grade Fixed Income Portfolio, Capital Appreciation Portfolio, and Large Cap Portfolio, each a portfolio of Credit Suisse Institutional Fund, Inc., a vote in favor of an applicable Plan attached to the Proxy Statement in Appendix A will also constitute shareholder approval of Articles of Amendment to Credit Suisse Institutional Fund, Inc.’s Charter, whereby the Charter will be amended to cancel the outstanding shares of the three portfolios and reclassify such shares as undesignated stock of Credit Suisse Institutional Fund, Inc.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy.  If no instructions are marked on the Proxy, the Proxy will be voted “for” the approval of a Plan, and in accordance with the judgment of the persons appointed as proxies upon any other matters that may properly come before the Special Meeting and that are deemed appropriate.  Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by an executed superseding proxy or a written notice of revocation received by the Fund prior to the time it is voted.  Each share is entitled to one vote at the Special Meeting and fractional shares are entitled to proportionate shares of one vote.  Shareholders of each Fund will vote together as a single class, as applicable.  The shares of each Fund have a par value of $0.001 per share.  As of [               , 2006], each Fund had shares outstanding of record as set forth in the table below:

Name of Fund and Class(es) of Shares	Shares Outstanding on Record Date, [ ,] 2006
1. Credit Suisse Institutional Capital Appreciation Portfolio
2. Credit Suisse Institutional Large Cap Value Portfolio
3. Credit Suisse Institutional Investment Grade Fixed Income Portfolio
4. Credit Suisse Small Cap Growth Fund, Inc. (A, B, C, Advisor and Common Class)
5. Credit Suisse Fixed Income Fund (A, B, C, Common and Advisor Class)
6. Credit Suisse Institutional Fixed Income Fund, Inc.

APPROVAL OF THE LIQUIDATION, DISSOLUTION AND TERMINATION OF THE FUNDS

The Liquidation in General

Each Fund proposes to liquidate its assets and dissolve the Fund pursuant to the provisions of the applicable Plan as approved by the Board on August 16, 2006, when the Board considered various alternatives and then determined that an orderly liquidation of each Fund’s assets was in the best interests of each Fund and its shareholders.  Each Plan provides for the complete liquidation of all of the assets of the applicable Fund.  If a Plan is approved by the requisite shareholder vote for a Fund, Credit Suisse will undertake to liquidate that Fund’s assets at market prices and on such terms and conditions as Credit Suisse shall determine to be reasonable and in the best interests of the Fund and its shareholders.

In the event a Plan is not approved by the requisite shareholder vote, the Board will consider what other action should be taken, which could include resoliciting shareholders.  Each proposal to approve a Plan to liquidate, dissolve and terminate an applicable Fund is independent and not contingent on the approval of a Plan to liquidate, dissolve and terminate any other Fund.

Reasons for the Proposed Liquidations

Each Fund is an open-end investment management company.  The jurisdiction and date of organization as well as the net assets of each Fund as of [            ,     ], 2006 are set forth in the table below.

Name of Fund	Jurisdiction and Date of Organization	Net Assets as of [ ], 2006
1. Credit Suisse Institutional Capital Appreciation Portfolio	Maryland, October 24, 2001
2. Credit Suisse Institutional Large Cap Value Portfolio	Maryland, January 30, 1997
3. Credit Suisse Institutional Investment Grade Fixed Income Portfolio	Maryland, June 28, 2001
4. Credit Suisse Small Cap Growth Fund, Inc.	Maryland, October 31, 1996
5. Credit Suisse Fixed Income Fund	Massachusetts, January 20, 1987
6. Credit Suisse Institutional Fixed Income Fund, Inc.	Maryland, July 31, 1998

At a meeting of the Board held on August 16, 2006, the Board was advised by Credit Suisse that the continued operation of the Funds was not in the best interests of the Funds or their shareholders considering all relevant factors, including, without limitation:

1.             The Funds affected by this proposal are all relatively small.  Because of their sizes, the Funds have been unable to absorb all their expenses and offer a competitive return.  The Adviser has been absorbing the Funds’ expenses, but this has not resulted in any increase in assets.

2.             The Adviser does not foresee being able to grow these Funds to a viable size.  The continuing shrinkage of the Funds over time will adversely affect the Adviser’s ability to manage the Funds and will increase expenses borne by shareholders.

3.             Because of the relatively small sizes and underperformance of the Funds, a merger with another Credit Suisse Fund or a third-party fund is not a viable option.

4.             For the Funds’ shareholders, liquidation will be a taxable event.

Credit Suisse requested that the Board consider the liquidation of each Fund pursuant to the Plans attached to this Proxy Statement as Appendix A.

The Board acknowledged that Credit Suisse has voluntarily waived some of its advisory fee for each Fund during the current fiscal year, and, in addition, Credit Suisse has been reimbursing a substantial part of each Fund’s expenses during the same period.  Each Fund’s total annual operating expenses and net annual operating expenses (after fee waivers and expense reimbursements) for the one-year period ended [          ] are set forth in the table below.

Name of Fund and Class(es) of Shares	Total Annual Operating Expenses		Net Annual Operating Expenses (After Fee Waivers/ Expense Reimbursements)
1. Credit Suisse Institutional Capital Appreciation Portfolio	[	]%	[	]%
2. Credit Suisse Institutional Large Cap Value Portfolio	[	]%	[	]%
3. Credit Suisse Institutional Investment Grade Fixed Income Portfolio	[	]%	[	]%
4. Credit Suisse Small Cap Growth Fund, Inc.
Class A	[	]%	[	]%
Class B	[	]%	[	]%
Class C	[	]%	[	]%
Advisor Class	[	]%	[	]%
Common Class	[	]%	[	]%
5. Credit Suisse Fixed Income Fund
Class A	[	]%	[	]%
Class B	[	]%	[	]%
Class C	[	]%	[	]%
Advisor Class	[	]%	[	]%
Common Class	[	]%	[	]%
6. Credit Suisse Institutional Fixed Income Fund, Inc.	[	]%	[	]%

The Board recognized that, absent fee waivers and expense reimbursements, each Fund’s returns would likely make the Fund unattractive to new investors, and that Credit Suisse is under no obligation to continue the fee waiver and expense reimbursements.

Based upon Credit Suisse’s presentation and recommendation and other relevant factors, the Board concluded that a liquidation of the Funds was in the best interests of the Funds and their shareholders.

The Board, including all of the Directors/Trustees who are not “interested persons” of each Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), then adopted resolutions approving each Plan, declaring the proposed liquidation and dissolution advisable and directing that the applicable Plan be submitted to the shareholders for consideration.  Credit Suisse will bear all costs associated with the liquidation of the Funds (other than transaction costs, taxes and extraordinary expenses).

In the event that the shareholders of a Fund do not approve the applicable Plan, the Board of that Fund will continue to search for other alternatives for the Fund, which could include resoliciting shareholders.  Each proposal to approve a Plan to liquidate, dissolve and terminate an applicable Fund is independent and not contingent on the approval of a Plan to liquidate, dissolve and terminate any other Fund.

Plan of Dissolution, Liquidation and Termination of the Funds

Each Plan provides for the complete liquidation of all of the assets of the applicable Fund.  If a Plan is approved, Credit Suisse will undertake to liquidate the assets at market prices and on such terms and conditions as Credit Suisse shall determine to be reasonable and in the best interests of each Fund and its shareholders.

Liquidation Value

If the applicable Plan is adopted by each Fund’s shareholders at the Special Meeting, as soon as practicable after the consummation of the sale of all of each Fund’s securities and the payment and reserve for payment of all of each Fund’s known liabilities and obligations, each Fund shareholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with each Fund’s current registration statement (the “NAV Liquidation Distribution”).  Shareholders may also receive previously declared and unpaid dividends and distributions, together with the NAV Liquidation Distribution, with respect to each of the shareholder’s shares of the Fund.

Each Fund will pay the NAV Liquidation Distribution and any capital gain or dividend distribution (together, the “Liquidating Distribution”) on the Liquidation Date (as defined below).  The amount of these distributions actually paid will vary depending on a number of factors, such as changes in value of the Fund’s holdings and net redemptions of Fund shares.  See “Federal Income Tax Consequences” below.

Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the distribution from the Funds pursuant to the provisions of the applicable Plan.  This summary also discusses the effect of federal income tax provisions on the Funds resulting from its liquidation and dissolution.  This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.  The Funds have not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens or other foreign investors.  This summary does not address state or local tax consequences.  The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidating Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.  Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the Liquidating Distribution as discussed herein.  The receipt of the Liquidating Distribution may result in tax consequences that are unanticipated by shareholders.

For federal income tax purposes, the Liquidating Distribution received pursuant to the Plan by a U.S. Shareholder (i.e., a Fund shareholder who is subject to United States federal taxation on a net income basis) may consist of three elements:  (i) a capital gain dividend to the extent of any net long-term capital gains recognized by the Fund during its final tax year; (ii) an income dividend to the extent the amount of the Fund’s investment income and net short-term capital gains earned during its final tax year that have not previously been distributed exceed the Fund’s expenses for the year; and (iii) a distribution treated as payment for the U.S. Shareholder’s shares.  The portion of the distribution described in clause (ii) allocable to exempt interest should be an exempt-interest dividend to the Shareholders, if so designated by the Fund.

The composition of the actual Liquidating Distribution may vary due to changes in market conditions and the composition of the Fund’s portfolio at the time its assets are sold.  Prior to the last day of a Fund’s final taxable year, the Fund’s Board must authorize any capital gain dividend and income dividend to be distributed as part of the Liquidating Distribution.  By January 31, 2007, a Fund will notify U.S. Shareholders as to the portion, if any, of the Liquidating Distribution that constitutes a capital gain dividend and that constitutes an income dividend (including the portion of the income dividend that qualifies as an exempt-interest dividend).

Since a Fund would seek to retain its qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), during the liquidation period, it would not expect to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned.  In the unlikely event that a Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce the amount of Liquidating Distributions.

Any portion of a Liquidating Distribution paid under a Plan out of investment company taxable income or net realized long-term capital gains will be taxed under the Code in the same manner as any other distribution of a Fund.  Accordingly, such amounts will be treated as ordinary income or long-term capital gains, if so designated.

The balance of any amount (after accounting for the capital gain dividend and income dividend portions of the Liquidating Distribution) received upon liquidation will be treated for federal income tax purposes as a payment in exchange for a U.S. Shareholder’s shares in a Fund.  A U.S. Shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the U.S. Shareholder’s tax basis in its Fund shares.  Any such gain or loss will be a capital gain or capital loss if the U.S. Shareholder holds its shares as capital assets.  Any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if a Fund’s shares were held for more than one year by the U.S. Shareholder at the time of the exchange.  Under current law, long-term capital gains are taxed to individual U.S. Shareholders at a maximum tax rate of 15%.  If the U.S. Shareholder held its Fund shares for not more than one year at the time of the deemed exchange, any gain or loss will be a short-term capital gain or loss.  Short-term capital gains are taxed to individual U.S. Shareholders at the graduated income tax rates applicable to ordinary income.  All income recognized by a corporate U.S. Shareholder pursuant to the liquidation of a Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

If shareholder redemptions prior to liquidation reduce a Fund’s net assets below the Fund’s remaining undistributed investment company taxable income and net realized capital gains, the Fund may redesignate the tax character of all or a portion of any amounts redeemed after the Plan is approved by shareholders.  Such redesignation, if it occurred, could result in a shareholder’s redemption proceeds being characterized in whole or in part for tax purposes as an ordinary income or long-term capital gain distribution with an offsetting adjustment to the amount of proceeds treated as received upon the redemption.

Liquidating Distribution

At present, the date on which a Fund will be liquidated and on which a Fund will pay Liquidating Distributions to shareholders is uncertain, but it is anticipated that if the applicable Plan is adopted by the shareholders such liquidation would occur on or about [             ], 2006 or as soon as practicable thereafter (the “Liquidation Date”).  Shareholders holding Fund shares as of the close of business on the day prior to the Liquidation Date will receive their Liquidating Distribution on the Liquidation Date without any further action on their part.

The liquidation of the assets and termination of the Funds will have the effect of permitting a Fund’s shareholders to invest the distributions to be received by them upon a Fund’s liquidation in investment vehicles of their own choice.  Investors who desire the continued use of a managed investment may obtain prospectuses for other Credit Suisse Funds by calling 1-800-927-2874.

The right of a shareholder to redeem his or her shares of a Fund at any time has not been impaired by the proposal to liquidate the assets and dissolve a Fund or the adoption of the applicable Plan.  Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in each Fund’s current Prospectuses and Statement of Additional Information without the necessity of waiting for the Fund to take any action.  The Funds will not impose any redemption charges or contingent deferred sales charges for redemptions of shares as a result of the proposed liquidations.

Impact of a Plan on a Fund’s Status Under the 1940 Act

On the Liquidation Date, each liquidated Fund will cease doing business as a registered investment company.  As soon as practicable, the Funds that do not have any remaining separate investment portfolios will apply for deregistration under the 1940 Act.  It is expected that the Securities and Exchange Commission (“SEC”) will issue an order approving the deregistration of the relevant Fund if the Fund is no longer doing business as an investment company, although there can be no assurance given that the SEC will issue such an order.  Accordingly, a Plan provides for the eventual cessation of a Fund’s activities as an investment company and its deregistration under the 1940 Act.  A vote in favor of an applicable Plan will constitute a vote in favor of such a course of action.  Until a Fund’s withdrawal as an investment company becomes effective, that Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

Procedure for Dissolution Under the Maryland General Corporation Law

With respect to Credit Suisse Institutional Fixed Income Fund, Inc. and Credit Suisse Small Cap Growth Fund, Inc., after the Liquidation Date, pursuant to the Maryland General Corporation Law (the “MGCL”) and the Funds’ Charters, Articles of Dissolution will in due course be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland (“SDAT”), and will become effective in accordance with the MGCL.  Upon the effective date of such Articles of Dissolution, the Funds will be legally dissolved, but thereafter each Fund will continue to exist for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.

With respect to Investment Grade Fixed Income Portfolio, Capital Appreciation Portfolio, and Large Cap Portfolio, each a portfolio of Credit Suisse Institutional Fund, Inc., after the Liquidation Date, pursuant to the MGCL and Credit Suisse Institutional Fund, Inc.’s Charter, the Charter will be amended to cancel the outstanding shares of the three portfolios and reclassify such shares as undesignated stock of Credit Suisse Institutional Fund, Inc.  Upon the effective date of the Articles of

Amendment to the Charter, each Fund will cease to be a portfolio of Credit Suisse Institutional Fund, Inc. and each Fund will cease to exist.  A vote to approve an applicable Plan attached to this Proxy Statement in Appendix A will also constitute approval of the Articles of Amendment.

The business and affairs of each Fund will continue to be managed under the direction of its Board solely for purposes of liquidation and winding up each Fund’s business and affairs after the acceptance of the Articles of Dissolution and Articles of Amendment, as applicable, unless and until a court appoints a receiver.

Procedure for Termination of a Massachusetts Business Trust

With respect to the Credit Suisse Fixed Income Fund, after the Liquidation Date, a Certificate of Termination shall be filed with the Commonwealth of Massachusetts and pursuant to the Declaration of Trust, the Fund shall carry on no business except for the purpose of winding up its affairs.  Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Fund shall in accordance with its Plan and such other procedures as the Trustees consider appropriate reduce the remaining assets to distributable form and distribute the proceeds to the shareholders.

Conclusion

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSED LIQUIDATION OF ASSETS AND DISSOLUTION OF THE FUND PURSUANT TO THE PROVISIONS OF THE APPLICABLE PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION.

ADDITIONAL INFORMATION

General

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Credit Suisse.  In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Credit Suisse and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

D.F. King & Co. (the “Agent”) has been engaged to assist in the solicitation of proxies, at an estimated fee of [$15,000], which will be borne by Credit Suisse.  As the Special Meeting date approaches, certain shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received.  Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder’s voting instructions are accurately determined.

In all cases where a telephonic proxy is solicited, the Agent’s representative is required to ask for each shareholder’s full name, address, last four digits of the shareholder’s social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail.  If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal.  The Agent’s representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement.  The Agent will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, through the Internet or by fax, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person.  Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at [1-800-290-6424].  Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record.  If a shareholder needs an additional copy of this Proxy Statement, please contact the Funds at (800) 927-2874. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of the shareholder’s household, please contact the Funds in writing at:

Credit Suisse Funds
Credit Suisse Institutional Funds
P.O. Box 55030
Boston, Massachusetts, 02205-5030
or call the Funds at (800) 927-2874.

Shareholder Proposals

As a general matter, the Funds do not hold annual meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders (assuming that the Fund is not liquidated as proposed) should send their written proposals to the Secretary of Credit Suisse Funds/Credit Suisse Institutional Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017.  Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting.  Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

Other Matters to Come Before the Special Meeting

The Boards are not aware of any other matters that will come before the Special Meeting.  Should any other matter properly come before the Special Meeting, the persons named in the accompanying proxy shall be entitled to vote the shares represented by such proxy in accordance with their judgment on such matters.

Beneficial Owners

The following table shows certain information, as of [               ], 2006, concerning persons who may be deemed beneficial owners of 5% or more the shares of each Fund because they possessed or shared voting or investment power with respect to the shares:

Percent of Outstanding
Fund	Name and Address	Shares Held	Shares (Class)

[As of the Record Date, the Directors/Trustees and officers of each Fund collectively beneficially owned less than 1% of that Fund’s outstanding shares.]

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards,

[J. Kevin Gao
Secretary]

Dated: [ ], 2006

APPENDIX A

CREDIT SUISSE INSTITUTIONAL CAPITAL APPRECIATION PORTFOLIO
FORM OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION

Capital Appreciation Portfolio (the “Portfolio”), a portfolio of Credit Suisse Institutional Fund, Inc., a Maryland corporation (the “Corporation”), shall proceed to a complete liquidation of the Portfolio according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the “Plan”).  The Plan has been approved by the Board of Directors of the Corporation (the “Board”) as being advisable and in the best interests of the Portfolio and its shareholders.  The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Portfolio (each, a “Shareholder” and, collectively, the “Shareholders”) for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting.  Upon Shareholder approval of the Plan, the Portfolio shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.             Adoption of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders.

2.             Liquidation and Distribution of Assets.  As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Portfolio and the Portfolio’s investment adviser, Credit Suisse Asset Management, LLC (“CSAM”), shall have the authority to engage in such transactions as may be appropriate for the Portfolio’s liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

3.             Provisions for Liabilities.  The Portfolio shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.             Distribution to Shareholders.  As soon as practicable after the Effective Date, the Portfolio shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to its shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the remaining assets of the Portfolio in complete cancellation and redemption of all the outstanding shares of the Portfolio, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

5.             Notice of Liquidation.  As soon as practicable after the Effective Date, the Portfolio shall mail notice to its known creditors, at their addresses as shown on the Portfolio’s records, that this Plan has been approved by the Board and the Shareholders and that the Portfolio will be liquidating its assets, to the extent such notice is required under the MGCL.

6.             Dissolution.  As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Portfolio’s known creditors, if any, the Portfolio shall be dissolved in accordance with the laws of the State of Maryland and the Corporation’s Charter, including filing Articles of Amendment with the State of Department of Assessments and Taxation.  Certification of the required vote of the Portfolio shares entitled to approve this Plan shall also constitute approval of the Articles of Amendment.

7.             Amendment of Plan.  The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Portfolio and its Shareholders.  If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval.

8.             Powers of Board and Officers.  The Board and the officers of the Corporation are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Corporation deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Portfolio in accordance with the Code and the MGCL, including, without limitation, withdrawing any state registrations of the Portfolio and/or its shares, withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified and the preparation and filing of any tax returns.

9.             Termination of Business Operations.  As soon as practicable upon adoption of this Plan, the Portfolio shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

Expenses.  The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by CSAM, whether or not the liquidation contemplated by this Plan is effected.

CREDIT SUISSE INSTITUTIONAL LARGE CAP VALUE PORTFOLIO
FORM OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION

Large Cap Value Portfolio (the “Portfolio”), a portfolio of Credit Suisse Institutional Fund, Inc., a Maryland corporation (the “Corporation”), shall proceed to a complete liquidation of the Portfolio according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the “Plan”).  The Plan has been approved by the Board of Directors of the Corporation (the “Board”) as being advisable and in the best interests of the Portfolio and its shareholders.  The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Portfolio (each, a “Shareholder” and, collectively, the “Shareholders”) for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting.  Upon Shareholder approval of the Plan, the Portfolio shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.             Adoption of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders.

2.             Liquidation and Distribution of Assets.  As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Portfolio and the Portfolio’s investment adviser, Credit Suisse Asset Management, LLC (“CSAM”), shall have the authority to engage in such transactions as may be appropriate for the Portfolio’s liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

3.             Provisions for Liabilities.  The Portfolio shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.             Distribution to Shareholders.  As soon as practicable after the Effective Date, the Portfolio shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to its shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the remaining assets of the Portfolio in complete cancellation and redemption of all the outstanding shares of the Portfolio, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

5.             Notice of Liquidation.  As soon as practicable after the Effective Date, the Portfolio shall mail notice to its known creditors, at their addresses as shown on the Portfolio’s records, that this Plan has been approved by the Board and the Shareholders and that the Portfolio will be liquidating its assets, to the extent such notice is required under the MGCL.

6.             Dissolution.  As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Portfolio’s known creditors, if any, the Portfolio shall be dissolved in accordance with the laws of the State of Maryland and the Corporation’s Charter, including filing Articles of Amendment with the State of Department of Assessments and Taxation.  Certification of the required vote of the Portfolio shares entitled to approve this Plan shall also constitute approval of the Articles of Amendment.

7.             Amendment of Plan.  The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Portfolio and its Shareholders.  If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval.

8.             Powers of Board and Officers.  The Board and the officers of the Corporation are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Corporation deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Portfolio in accordance with the Code and the MGCL, including, without limitation, withdrawing any state registrations of the Portfolio and/or its shares, withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified and the preparation and filing of any tax returns.

9.             Termination of Business Operations.  As soon as practicable upon adoption of this Plan, the Portfolio shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

10.           Expenses.  The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by CSAM, whether or not the liquidation contemplated by this Plan is effected.

CREDIT SUISSE INSTITUTIONAL INVESTMENT GRADE FIXED INCOME PORTFOLIO
FORM OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION

Investment Grade Fixed Income Portfolio (the “Portfolio”), a portfolio of Credit Suisse Institutional Fund, Inc., a Maryland corporation (the “Corporation”), shall proceed to a complete liquidation of the Portfolio according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the “Plan”).  The Plan has been approved by the Board of Directors of the Corporation (the “Board”) as being advisable and in the best interests of the Portfolio and its shareholders.  The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Portfolio (each, a “Shareholder” and, collectively, the “Shareholders”) for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting.  Upon Shareholder approval of the Plan, the Portfolio shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.             Adoption of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders.

2.             Liquidation and Distribution of Assets.  As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Portfolio and the Portfolio’s investment adviser, Credit Suisse Asset Management, LLC (“CSAM”), shall have the authority to engage in such transactions as may be appropriate for the Portfolio’s liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

3.             Provisions for Liabilities.  The Portfolio shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.             Distribution to Shareholders.  As soon as practicable after the Effective Date, the Portfolio shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to its shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the remaining assets of the Portfolio in complete cancellation and redemption of all the outstanding shares of the Portfolio, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

5.             Notice of Liquidation.  As soon as practicable after the Effective Date, the Portfolio shall mail notice to its known creditors, at their addresses as shown on the Portfolio’s records, that this Plan has been approved by the Board and the Shareholders and that the Portfolio will be liquidating its assets, to the extent such notice is required under the MGCL.

6.             Dissolution.  As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Portfolio’s known creditors, if any, the Portfolio shall be dissolved in accordance with the laws of the State of Maryland and the Corporation’s Charter, including filing Articles of Amendment with the State of Department of Assessments and Taxation.  Certification of the required vote of the Portfolio shares entitled to approve this Plan shall also constitute approval of the Articles of Amendment.

7.             Amendment of Plan.  The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Portfolio and its Shareholders.  If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval.

8.             Powers of Board and Officers.  The Board and the officers of the Corporation are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Corporation deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Portfolio in accordance with the Code and the MGCL, including, without limitation, withdrawing any state registrations of the Portfolio and/or its shares, withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified and the preparation and filing of any tax returns.

9.             Termination of Business Operations.  As soon as practicable upon adoption of this Plan, the Portfolio shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

10.           Expenses.  The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by CSAM, whether or not the liquidation contemplated by this Plan is effected.

CREDIT SUISSE SMALL CAP GROWTH FUND, INC.
FORM OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION

Credit Suisse Small Cap Growth Fund, Inc., a Maryland corporation (the “Fund”), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the “Plan”).  The Plan has been approved by the Board of Directors of the Fund (the “Board”) as being advisable and in the best interests of the Fund and its shareholders.  The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each, a “Shareholder” and, collectively, the “Shareholders”), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting.  Upon Shareholder approval of the Plan, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.             Adoption of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders.

2.             Liquidation and Distribution of Assets.  As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Fund and the Fund’s investment adviser, Credit Suisse Asset

Management, LLC (“CSAM”), shall have the authority to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

3.             Provisions for Liabilities.  The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.             Distribution to Shareholders.  As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to its shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

5.             Notice of Liquidation.  As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, at their addresses as shown on the Fund’s records, that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the MGCL.

6.             Articles of Dissolution.  As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Fund’s known creditors, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund’s Charter, including filing Articles of Dissolution with the State of Department of Assessments and Taxation.

7.             Amendment of Plan.  The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders.  If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval.

8.             Powers of Board and Officers.  The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code and the MGCL, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.

9.             Termination of Business Operations.  As soon as practicable upon adoption of this Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

10.           Expenses.  The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by CSAM, whether or not the liquidation contemplated by this Plan is effected.

CREDIT SUISSE FIXED INCOME FUND
FORM OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION

Credit Suisse Fixed Income Fund, a Massachusetts business trust (the “Fund”), shall proceed with a complete liquidation of the Fund according to the procedures set forth in this Plan of Liquidation, Dissolution and Termination (the “Plan”).  The Plan has been approved by the Board of Trustees of the Trust (the “Board”) as being advisable and in the best interests of the Fund and its shareholders.  The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each a “Shareholder” and, collectively, the “Shareholders”), voting in the aggregate without regard to class, for their adoption or rejection a at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting.  Upon shareholder approval of the Plan, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of laws of the Commonwealth of Massachusetts and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.             Adoption of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Board.

2.             Liquidation and Distribution of Assets.  As soon as reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Fund shall liquidate and distribute pro rata on the date of the liquidation (the “Liquidation Date”), the Fund and the Fund’s investment adviser, Credit Suisse Asset Management LLC (“CSAM”), shall have the authority to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including without limitation, the consummation of the transactions described in the Proxy Statement.

3.             Provisions for Liabilities.  The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.             Distribution to Shareholders.  As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to its shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

5.             Certificate of Termination.  Effective upon liquidation, the Fund shall be dissolved in accordance with the Agreement and Declaration of Trust, as amended, and laws of the Commonwealth of Massachusetts, including completing a Certificate of Termination to be executed by the Board providing for the termination of the Fund.

6.             Amendment or Abandonment of Plan.  The Board may modify or amend this Plan at any time if it determines that such action would be advisable and in the best interests of the Fund and the shareholders.  In addition, the Board may abandon this Plan at any time prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of the Fund and the shareholders.

7.             Powers of Board and Officers.  The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Fund in accordance with the Code, the Agreement and Declaration of Trust, as amended, and the laws of the Commonwealth of Massachusetts, including, without limitation, filing a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.

8.             Termination of Business Operations.  As soon as practicable upon adoption of this Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

9.             Expenses.  The expenses of carrying out the terms of this Plan shall be borne by CSAM, whether or not the liquidation contemplated by this Plan is effected.

CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND, INC.
FORM OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION

Credit Suisse Institutional Fixed Income Fund, Inc., a Maryland corporation (the “Fund”), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the “Plan”).  The Plan has been approved by the Board of Directors of the Fund (the “Board”) as being advisable and in the best interests of the Fund and its shareholders.  The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each, a “Shareholder” and, collectively, the “Shareholders”) for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting.  Upon Shareholder approval of the Plan, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.             Adoption of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders.

2.             Liquidation and Distribution of Assets.  As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Fund and the Fund’s investment adviser, Credit Suisse Asset Management, LLC (“CSAM”), shall have the authority to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

3.             Provisions for Liabilities.  The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.             Distribution to Shareholders.  As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to its shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

5.             Notice of Liquidation.  As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, at their addresses as shown on the Fund’s records, that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the MGCL.

6.             Articles of Dissolution.  As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Fund’s known creditors, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund’s Charter, including filing Articles of Dissolution with the State of Department of Assessments and Taxation.

7.             Amendment or Abandonment of Plan.  The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders.  If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval.  In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

8.             Powers of Board and Officers.  The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code and the MGCL, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.

9.             Termination of Business Operations.  As soon as practicable upon adoption of this Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

10.           Expenses.  The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by CSAM, whether or not the liquidation contemplated by this Plan is effected.

DETACH HERE

PROXY

CREDIT SUISSE INSTITUTIONAL FUND, INC.
Credit Suisse Institutional Capital Appreciation Portfolio
Credit Suisse Institutional Large Cap Value Portfolio
Credit Suisse Institutional Investment Grade Fixed Income Portfolio

CREDIT SUISSE SMALL CAP GROWTH FUND, INC.

CREDIT SUISSE FIXED INCOME FUND

CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND, INC.

466 Lexington Avenue
16th Floor
New York, New York 10017

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Michael A. Pignataro, J. Kevin Gao, and Karen Regan, and each of them separately, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Institutional Capital Appreciation Portfolio, Credit Suisse Institutional Large Cap Value Portfolio and Credit Suisse Institutional Investment Grade Fixed Income Portfolio, each a portfolio of Credit Suisse Institutional Funds, Inc.; Credit Suisse Small Cap Growth Fund, Inc.; Credit Suisse Fixed Income Fund; and Credit Suisse Institutional Fixed Income Fund, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders on November 21, 2006, and at any adjournments thereof.  Each Portfolio listed above and each Fund that does not have separate investment portfolios is referred to as a “Fund.”

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

☒ PLEASE MARK VOTES
AS IN THIS EXAMPLE

VOTE THIS CARD TODAY!
BY MAIL, BY PHONE AT
(800) 690-6903 OR
ON-LINE AT
 www.proxyweb.com OR
BY FAX AT (781) 356-4980

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

1.                                       To consider and act upon a proposal to approve the applicable Plan of Liquidation, Dissolution and Termination adopted by the Board of Directors/Trustees of the applicable Fund.

☐  FOR

☐  AGAINST

☐  ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                                                                 ☐

PLEASE VOTE THIS PROXY CARD PROMPTLY BY MAIL, BY PHONE, THROUGH INTERNET OR BY FAX.  IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date: